Exhibit 99.1

BUY-SELL AGREEMENT

This Buy-Sell Agreement (the “Agreement”) is entered on January 31st, 2026 by and between Maison Solutions Inc., a Delaware corporation doing business in California (“Seller”) and JC Business Guys, Inc., a California corporation (“Buyer”, together with Seller, a “Party” or “Parties”), and is made with reference to the following:

RECITALS

A.	Seller owns 49 % ownership interest of HKGF Market of Arcadia, LLC.; and

B.	Seller desires to sell to Buyer, and Buyer desires to buy from Seller, 49 % ownership interest (the “Partnership Interest” ) of the HKGF Market of Arcadia, LLC., subject to the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged and in consideration of the covenants, releases, representations and conditions set forth below, Seller and Buyer agree to enter into this Agreement.

1. Recitals. By reference hereto, the Parties incorporate the recitals in paragraphs A and B herein, as if set forth herein in full.

2. Purchase and Sale.

a.	Purchase and Sale. Subject to the terms and conditions set forth herein, at the Closing (as defined below), Seller shall sell to Buyer, and Buyer shall buy from Seller, the Ownership Interest free and clear of any mortgage, pledge, lien, charge, security interest, claim, community property interest, option, equitable interest, restriction of any kind (including any restriction on use, voting, transfer, receipt of income, or exercise of any other ownership attribute), or other encumbrance (each an “Encumbrance”), for the consideration specified in 2(b).

b.	Purchase Price; Payment. The purchase price for the Shares of Company shall be One dollars ($1.00).

3. Closing. The closing of the transaction contemplated by this Agreement (the “Closing” )shall take place simultaneously with the execution of this Agreement on the date of this Agreement (the “Closing Date”). The Closing shall be conducted by exchanging signature pages of the Agreement by the Parties. The consumption of the transaction contemplated by this Agreement shall be deemed to occur at 12:01 am PST on the Closing Date.

4. Closing Deliveries.

a.	Seller’s Closing Deliveries. At the Closing, Seller shall deliver to Buyer the following:

i.	Consideration;

ii.	A board of directors consent approving the Agreement and transaction contemplated hereunder;

iii.	A wire instruction; and

iv.	Other documents as desired by Buyer.

b.	Buyer’s Closing Deliveries. At the Closing, Buyer shall deliver to Seller the following:

i.	A corporate resolution approving this Agreement and transactions contemplated hereunder and waiving right of first refusal or other conditions for completing the transaction hereunder;

ii.	Other documents as desired by Seller.

5. Representations and Warranties.

a.	Seller’s Representations and Warranties. Seller represents and warrants to Buyer that the statements contained in this Section 5 are true and correct as of the date hereof. For purposes of this Section 5, “Seller’s knowledge,” “knowledge of Seller,” and any similar phrases shall mean the actual or constructive knowledge of any director or officer of Seller, after due inquiry.

i.	Organization and Authority of Seller. Seller is a Corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, doing business in California. Seller has full corporate power and authority to enter into this Agreement, to carry out its obligations hereunder, and to consummate the transactions contemplated hereby. The execution and delivery by Seller of this Agreement, the performance by Seller of its obligations hereunder, and the consummation by Seller of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of Seller. This Agreement constitutes legal, valid, and binding obligations of Seller enforceable against Seller in accordance with its terms.

ii.	Organization, Authority, and Qualification of the Company. Seller is a Corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, doing business in California and has full corporate power and authority to carry on its business as it has been and is currently conducted. Each Company is duly licensed or qualified to do business and is in good standing in the State of California.

iii.	Ownership Interest.

1.	All of the Ownership Interest have been duly authorized, are validly issued, fully paid and nonassessable, and are owned of record and beneficially by Seller, free and clear of all Encumbrances. Upon the transfer, assignment, and delivery of the Ownership Interest and payment therefore in accordance with the terms of this Agreement, Buyer shall own all of the Ownership Interest, free and clear of all Encumbrances.

2.	All of the Ownership Interest were issued in compliance with applicable laws. None of the Ownership Interest were issued in violation of any agreement or commitment to which Seller or each Company is a party or is subject to or in violation of any preemptive or similar rights of any individual, corporation, partnership, joint venture, limited liability company, governmental authority, unincorporated organization, trust, association, or other entity (each, a “Person”).

3.	There are no outstanding or authorized options, warrants, convertible securities, stock appreciation, phantom stock, profit participation, or other rights, agreements, or commitments relating to the Ownership Interest or obligating Seller or the Company to issue or sell any Ownership Interest, or any other interest in, the Company. There are no voting trusts, shareholder agreements, proxies, or other agreements in effect with respect to the voting or transfer of any of the Ownership Interest.

iv.	No Subsidiaries. Seller does not have, or have the right to acquire, an ownership interest in any other entity.

v.	No Conflicts or Consents. The execution, delivery, and performance by Seller of this Agreement, and the consummation of the transactions contemplated hereby, do not and will not: (a) violate or conflict with any provision of the certificate of formation, bylaws, or other governing documents of Seller or the Company; (b) violate or conflict with any provision of any statute, law, ordinance, regulation, rule, code, treaty, or other requirement of any Governmental Authority (collectively, “Law”) or any order, writ, judgment, injunction, decree, determination, penalty, or award entered by or with any Governmental Authority (“Governmental Order”) applicable to Seller or the Company; (c) require the consent, notice, or filing with or other action by any Person or require any Permit (as defined below), license, or Governmental Order; (d) violate or conflict with, result in the acceleration of, or create in any party the right to accelerate, terminate, or modify any contract, lease, deed, mortgage, license, instrument, note, indenture, joint venture, or any other agreement, commitment, or legally binding arrangement, whether written or oral (collectively, “Contracts”), to which Seller or the Company is a party or by which Seller or the Company is bound or to which any of their respective properties and assets are subject; or (e) result in the creation or imposition of any Encumbrance on any properties or assets of the Company.

vi.	Legal Proceedings; Governmental Orders. There are no claims, actions, causes of action, demands, lawsuits, arbitrations, inquiries, audits, notices of violation, proceedings, litigation, citations, summons, subpoenas, or investigations of any nature, whether at law or in equity (collectively, “Actions”) pending or, to Seller’s knowledge, threatened against or by the Company or Seller that challenge or seek to prevent, enjoin, or otherwise delay the transactions contemplated by this Agreement. No event has occurred or circumstances exist that may give rise to, or serve as a basis for, any such Action.

vii.	Compliance with Laws; Permits.

1.	The Company has complied, and is now complying, with all Laws applicable to it or its business, properties, or assets.

2.	All permits, licenses, franchises, approvals, registrations, certificates, variances, and similar rights obtained, or required to be obtained, from Governmental Authorities (collectively, “Permits”) that are required for the Company to conduct its business, have been obtained and are valid and in full force and effect.

b.	Buyer’s Representations and Warranties. Buyer represents and warrants to Seller that the statements contained in this Section 5 are true and correct as of the date hereof. For purposes of this Section 5, “Buyer’s knowledge,” “knowledge of Buyer,” and any similar phrases shall mean the actual or constructive knowledge of any director or officer of Buyer, after due inquiry.

i.	Organization and Authority of Buyer. Buyer is a Limited Liabilities Company duly organized, validly existing, and in good standing under the laws of the State of California. Buyer has full corporate power and authority to enter into this Agreement, to carry out its obligations hereunder, and to consummate the transactions contemplated hereby. The execution and delivery by Buyer of this Agreement, the performance by Buyer of its obligations hereunder, and the consummation by Buyer of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of Buyer. This Agreement constitutes legal, valid, and binding obligations of Buyer enforceable against Buyer in accordance with its terms.

ii.	No Conflicts; Consents. The execution, delivery, and performance by Buyer of this Agreement, and the consummation of the transactions contemplated hereby, do not and will not: (a) violate or conflict with any provision of the certificate of formation, bylaws, or other governing documents of Buyer; (b) violate or conflict with any provision of any Law or Governmental Order applicable to Buyer; or (c) require the consent, notice, declaration, or filing with or other action by any Person or require any Permit, license, or Governmental Order.

The representations and warranties of the Seller contained in Section 5.a of this Agreement shall survive the Closing and shall remain in full force and effect for a period of eighteen (18) months following the Closing Date, at which point they shall terminate and expire. Following such expiration, no claim for indemnification may be brought and no Party shall have any liability or obligation with respect to any breach of such representations and warranties, except in the case of fraud or intentional misrepresentation. The covenants and agreements of the Parties contained in this Agreement shall survive the Closing in accordance with their terms.

6. Indemnification. Subject to the other terms and conditions of this Section 7, each Party (“Indemnitor”) shall indemnify and defend the other Party and its affiliates (including the Company) and their respective shareholders, directors, officers, employees and advisors (collectively, the “Indemnitees”) against, and shall hold each of them harmless from and against, and shall pay and reimburse each of them for, any and all Losses incurred or sustained by, or imposed upon, the Indemnitees based upon, arising out of, with respect to, or by reason of:

a.	any inaccuracy in or breach of any of the representations or warranties of lndemnitor contained in this Agreement; or

b.	any breach or non-fulfillment of any covenant, agreement, or obligation to be performed by Indemnitor pursuant to this Agreement.

7. Release. Effective as of the Closing, Buyer, on behalf of itself, its affiliates (including the Company), successors, and assigns, hereby fully and irrevocably releases and forever discharges Seller and its affiliates, and their respective past and present officers, directors, employees, and agents (the “Seller Released Parties”), from any and all claims, demands, rights, causes of action, liabilities, and obligations of any nature whatsoever, whether known or unknown, suspected or unsuspected, which Buyer or the Company ever had, now has, or may hereafter have against any Seller Released Party arising from or relating to any matter, event, or circumstance existing or occurring on or prior to the Closing Date in connection with the Company or the Ownership Interest. Buyer, on behalf of itself and its affiliates (including the Company), expressly waives and relinquishes all rights and benefits afforded by Section 1542 of the California Civil Code, which provides:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.”

8. Disclaimer of Other Representations and Warranties; “As-ls” Purchase. Buyer acknowledges and agrees that it has conducted its own independent investigation, review, and analysis of the business, operations, assets, and liabilities of the Company. Except for the specific representations and warranties expressly made by the Seller in Section 5.a of this Agreement, Buyer agrees to accept the Ownership Interest on the Closing Date on an “AS-IS, WHERE-IS” basis. The Seller expressly disclaims, and Buyer acknowledges that it is not relying on, any other representations or warranties of any kind whatsoever, express or implied, at law or in equity. written or oral. with respect to the Company or the Ownership Interest.

9. Miscellaneous.

a.	Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

b.	Notices. All notices, claims, demands, and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or email of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid, if sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 7.b):

If to Seller:	Maison Solutions, Inc. 127 N. Garfield Ave Monterey Park, CA 91754

lf to Buyer:	JC Business Guys, Inc. 137 S San Gabriel Blvd. San Gabriel, CA 91776

c.	Interpretation; Headings. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

d.	Confidentiality. The Parties specifically agree to maintain in strict confidence and not disclose or divulge this Agreement and the terms and conditions of this Agreement to anyone other than their respective heirs, spouses and/or counsel (unless otherwise required by law).

e.	Severability. If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement.

f.	Entire Agreement. This Agreement and closing deliveries as provided in Section 4 constitute the sole and entire agreement of the Parties to this Agreement with respect to the subject matter contained herein and therein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency between the statements in the body of this Agreement and those in the other documents, the statements in the body of this Agreement will control.

g.	Successors and Assigns. This Agreement shall be binding upon and shall insure to the benefit of the Parties and their respective successors and permitted assigns. Neither Party may assign its rights or obligations hereunder without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed. No assignment shall relieve the assigning party of any of its obligations hereunder.

h.	Amendment and Modification; Waiver. This Agreement may only be amended, modified, or supplemented by an agreement in writing signed by each Party. No waiver by any Party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the Party so waiving. No failure to exercise, or delay in exercising, any right or remedy arising from this Agreement shall operate or be construed as a waiver thereof. No single or partial exercise of any right or remedy hereunder shall preclude any other or further exercise thereof or the exercise of any other right or remedy.

i.	Governing Law; Submission to Jurisdiction. All matters arising out of or relating to this Agreement shall be governed by and construed in accordance with the internal laws of the State of California without giving effect to any choice or conflict of law provision or rule (whether of the State of California or any other jurisdiction). Any legal suit, action, proceeding, or dispute arising out of or related to this Agreement or the transactions contemplated hereby may be instituted in the federal courts of the United States of America or the courts of the State of California in each case located in the city of Los Angeles and county of Los Angeles, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action, proceeding, or dispute.

j.	Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first written and have indicated their approval as to form by their respective signatures in the appropriate spaces below. This Agreement shall be effective once all Parties have executed the Agreement.

Seller: Maison Solutions, Inc.

By:	/s/ John Xu
Name:	John Xu
Title:	CEO

Buyer: JC Business Guys, Inc.

By:
Name:
Title:	CEO